Exhibit 99.2 Building a Leading ENT / Allergy Specialty Company Corporate Presentation November 12, 2019

Forward-Looking Statements This presentation and our accompanying remarks contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: potential for continued XHANCE growth, potential growth drivers and market opportunity; potential effects of INS market seasonality on XHANCE prescriptions; the Company’s expectation that it will satisfy the conditions to issue an additional $30 million of notes under the Pharmakon note purchase agreement and that the agreement will extend its cash runway; projected XHANCE net revenues for 2019; projected average net revenue per prescription for 2019; projected Company GAAP operating expenses and stock-based compensation for 2019; the Company's plans to seek approval for a follow-on indication for XHANCE for the treatment of chronic sinusitis and the potential benefits of such indication; the expectation of top line results from the first of two chronic sinusitis trials in second half 2021; and other statements regarding the Company’s future operations, financial performance, prospects, intentions, objectives and other future events. Forward-looking statements are based upon management’s current expectations and assumptions and are subject to a number of risks, uncertainties and other factors that could cause actual results and events to differ materially and adversely from those indicated by such forward-looking statements including, among others: physician and patient acceptance of XHANCE; the Company’s ability to maintain adequate third party reimbursement for XHANCE (market access); the Company’s ability to grow XHANCE prescriptions and net revenues; market opportunities for XHANCE may be smaller than expected; uncertainties and delays relating to the initiation, enrollment, completion and results of clinical trials; unexpected costs and expenses; the Company’s ability to satisfy the conditions for additional draws under the Pharmakon note purchase agreement and its ability to comply with the covenants and other terms of the agreement; risks and uncertainties relating to intellectual property; and the risks, uncertainties and other factors discussed in the “Risk Factors” section and elsewhere in our most recent Form 10-K and Form 10-Q filings with the Securities and Exchange Commission – which are available at http://www.sec.gov. As a result, you are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statements made in this presentation speak only as of the date of this presentation, and we undertake no obligation to update such forward-looking statements, whether as a result of new information, future developments or otherwise. 2

Q3 2019 Key Highlights XHANCE Q3 2019 TRx Growth of 27% compared to Q2 2019, and 18% growth in October 2019 compared to September 2019 • TRx growth supported by increases in both NRx and refill rate in Q3 2019 XHANCE Average Net Revenue per Prescription • $202 in Q3 2019 and $194 for September YTD 2019 Q3 2019 XHANCE Net Revenue of $8.7 million • 30% growth compared to Q2 2019 • YTD 2019 XHANCE net revenue of $19.3 million • Tightening FY 2019 XHANCE net revenue guidance $125M of Cash and Equivalents as of September 30, 2019 $ • Pharmakon financing expected to extend cash runway and provides optionality to potentially extend even further Completed License Agreement for ONZETRA® XSAIL® • Received ~$4 million upfront cash payment 3

XHANCE Launch Update

XHANCE Prescription Volume Grew 27% in Q3 versus Q2 2019 and 18% in October versus September 2019 Strong growth in both new prescriptions and refills drove XHANCE quarterly prescription growth of 27% in Q3 2019 XHANCE TRx (in thousands) XHANCE TRx (in thousands) +27% 50 25 +51% +18% vs 45 43.0 Sept 2019 +59% 40 20 33.9 17.6 35 +50% 30 15 25 22.5 20 10 14.1 15 9.4 10 5 5 0 0 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Oct 2019 TRx for Intranasal Steroids Market increased 11% from Q3 to Q4 2018, increased 3% from Q4 2018 to Q1 2019, increased 1% from Q1 to Q2 2019, decreased 11% from Q2 to Q3 2019 and increased 10% from September to October 2019 5 Estimated based on monthly prescription data from public source (IQVIA) and XHANCE preferred pharmacy network.

XHANCE Share of INS Prescriptions Within the Target Physician Audience is Growing and the Remaining Opportunity is Large Market share within the XHANCE target physician audience has increased consistently in 2019 and that trend continues in early Q4 2019 XHANCE Share of INS TRx Within Target Physician Audience 4.0% 4.0% 3.4% 3.5% 3.5% 3.0% 3.0% 3.0% 2.5% 2.2% 2.5% 2.0% 2.0% 1.5% 1.5% 1.5% 0.9% 1.0% 1.0% 0.5% 0.5% 0.0% 0.0% Q4 ‘18 Q1 ‘19 Q2 ‘19 Q3 ‘19 Oct 2019 The Market on this slide is defined as the sum of all intranasal steroid prescriptions written by physicians in the XHANCE target physician audience. Estimated based on monthly prescription data from public source (IQVIA) and XHANCE preferred pharmacy network. * October market share estimated as of October 25, 2019 6

Additional Commercial Updates DTC Test Market Pilot nearing completion ▪ Full analysis at the end of the pilot is expected to drive decisions regarding a potential DTC program in 2020 XHANCE Target Physician Perception Survey ▪ We are encouraged by the continued progress we see in our market research ▪ “Good results seen in their patients” has become one of the leading reasons given by surveyed physicians for prescribing XHANCE, along with “it is different and provides better medication deposition” 7

Q3 2019 Financial Update

Pharmakon Debt Financing Expected to Extend Cash Runway $125 million of cash on the balance sheet as of 9/30/2019 Financing is expected to provide incremental cash of up to $70 million total through 2021† $30 million expected to be drawn in early 2020 based $ on anticipated FY 2019 XHANCE Net Revenues† Optinose has optionality with respect to whether to draw the final $40 million† Extension of cash runway enables focus on continued execution of our successful commercial strategy † Availability is subject to the achievement of XHANCE net revenue thresholds and certain other conditions 9

Financial Review – Third Quarter 2019 Q3 2019 XHANCE Net Revenue Increased 30% to $8.7 Million ($M ) XHANCE Net Revenue Average Net Revenue per TRx $19.3M $8.7 ▪ Average XHANCE net YTD 2019 revenue of $202 per TRx in $6.7 Q3 2019 – Increased from $197 in Q2 $4.0 2019 $3.0 ▪ $1.9 Average XHANCE net revenue of $194 per TRx YTD September 2019 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 10

Updated 2019 Financial Guidance ▪ 2019 XHANCE Net Revenue expected to be $30 - $33 million ▪ Prior guidance range was $29 - $34 million ▪ 2019 XHANCE Average Net Revenue per Prescription expected to be $195 - $205 ▪ Prior guidance range was $185 to $205 ▪ 2019 Operating Expenses (GAAP) expected to be $126 – $129 million; Approximately $10 million of which represents stock- based compensation ▪ Prior guidance range of $128 - $133 million; $10 - $11 million of which was stock based compensation 11

Pipeline Update

# XHANCE Chronic Sinusitis Indication (sNDA)

The Chronic Sinusitis development program includes two Phase 3b clinical trials that are 24-week randomized, double-blind, placebo-controlled, parallel-group, multicenter studies

Study 3205

- Top line results expected in second half 2021
- Estimated enrollment: 378 patients
- ClinicalTrials.gov Identifier: NCT03781804

Study 3206

- First patient enrolled in Q2 2019
- Estimated enrollment: 399 patients
- ClinicalTrials.gov Identifier: NCT03960580

Co-primary endpoints for each trial include an objective measure of inflammation and a subjective measure of symptom relief

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optinose

Closing Remarks

Key Takeaways Commercial Strategy Driving Strong XHANCE Growth Substantial Growth Opportunity Remains for XHANCE Maintaining/Improving on all Financial Guidance Measures Strong Balance Sheet - Pharmakon Provides Access to Additional Cash Successfully completing other important corporate objectives +30% $202 Up to +27% XHANCE Net XHANCE Net XHANCE TRx Revenue Revenue per TRx Growth Q3/Q2 Growth Q3/Q2 $125M in Q3 2019 $70M Cash and equivalents Incremental cash as of September 30, available from recent 2019 financing 15

Investor Relations – NASDAQ: OPTN 1 At 30 September 2019: Analyst Coverage – $125 million in cash – Long-term debt: $80 million BMO: Gary Nachman – 41.5 million common shares o/s – 10.4 million options & warrants o/s Jefferies: David Steinberg Cantor Fitzgerald: Brandon Folkes Optinose Investor Contact Jonathan Neely, VP, Investor Relations and Business Operations Piper Jaffray: David Amsellem 267-521-0531 RBC: Randall Stanicky investors@optinose.com www.optinose.com @optinose 1 - Optinose is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Optinose or its management. Optinose does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations. 16

Building a Leading ENT / Allergy Specialty Company Corporate Presentation November 12, 2019